ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments

September 30, 2023 (Unaudited)

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 95.7%

Debt Fund – 26.5%
iShares Core Total USD Bond Market ETF(a)(b)	217,185	$9,494,242
iShares MBS ETF	23,579	2,093,815
iShares U.S. Treasury Bond ETF	95,986	2,115,532
Total Debt Fund		13,703,589

Equity Fund – 69.2%
iShares MSCI EAFE ETF(a)	142,330	9,809,384
iShares MSCI Emerging Markets ETF	54,503	2,068,389
iShares Russell Mid-Cap Growth ETF(a)	50,821	4,642,498
SPDR S&P 500 ETF Trust(b)	45,248	19,342,615
Total Equity Fund		35,862,886

Total Exchange Traded Funds
(Cost $50,504,833)		49,566,475

MONEY MARKET FUNDS – 6.5%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 5.23%(c)	2,253,809	2,253,809
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.30%(c)(d)	1,107,508	1,107,508

Total Money Market Funds
(Cost $3,361,317)		3,361,317

Total Investments Before Written Options – 102.2%
(Cost $53,866,150)		52,927,792

	Notional Amount	Contracts	Value
WRITTEN CALL OPTION – (0.0)%**
SPDR S&P 500 ETF Trust, expiring 10/20/23, Strike Price $449.00 [Premium Received $(30,805)]	$(14,233,300)	(317)	$(10,303)

Total Investments – 102.2%
(Cost $53,835,345)			52,917,489
Liabilities in Excess of Other Assets – (2.2%)			(1,104,316)
Net Assets – 100.0%			$51,813,173

ETF - Exchange Traded Fund

**	Less than 0.05%.

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $11,023,072; the aggregate market value of the collateral held by the fund is $11,293,943. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $10,186,435.
(b)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $1,733,011 as of September 30, 2023.
(c)	Rate shown reflects the 7-day yield as of September 30, 2023.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$49,566,475	$-	$-	$49,566,475
Money Market Funds	3,361,317	-	-	3,361,317
Total	$52,927,792	$-	$-	$52,927,792

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Option	$(10,303)	$-	$-	$(10,303)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	26.5%
Equity Fund	69.2
Written Call Option	(0.0)**
Money Market Funds	6.5
Total Investments	102.2
Liabilities in Excess of Other Assets	(2.2)
Net Assets	100.0%

**	Less than 0.05%.